JOHN HANCOCK EXCHANGE-TRADED FUND TRUST

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF (each, a “Fund,” and together, the “Funds”)

Supplement dated March 1, 2021 to each Fund’s current Summary Prospectus (the Summary Prospectus), as may be supplemented

Lukas Smart no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Smart are removed from each Fund’s Summary Prospectus.

Also, effective immediately, Andres Torres is added as a portfolio manager for each Fund. Joseph Hohn and Joel Schneider will continue as portfolio managers of each Fund, and together with Mr. Torres are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Accordingly, effective immediately, the following information is added under the heading “Portfolio management” in each Fund’s Summary Prospectus:

Andres Torres

Vice President and Portfolio Manager

Managed the fund since 2021

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license